Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2024
Summary of Significant Accounting Policies [Abstract]
Summary of significant accounting policies

Note 2 – Summary of significant accounting policies

Basis of presentation

The accompanying consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and information pursuant to the rules and regulations of the SEC.

Principles of consolidation

The consolidated financial statements include the accounts of the Company, its subsidiaries, and their VIEs. All intercompany transactions and balances are eliminated in consolidation.

Use of estimates and assumptions

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenues and expenses during the periods presented. Significant accounting estimates reflected in the Company’s consolidated financial statements include revenue recognition, allowance for credit losses, the useful lives of property and equipment and intangible assets and impairment of long-lived assets. Actual results could differ from these estimates.

Foreign currency translation and transactions

The reporting currency of the Company is the U.S. dollar. The functional currency for our holding company is the U.S. dollar. In the PRC, the Company conducts its businesses in the local currency, Renminbi (RMB), as its functional currency. Assets and liabilities are translated at the unified exchange rate as quoted by the People’s Bank of China at the end of the period. In Hong Kong, the Company conducts its business in the local currency, Hong Kong dollar (HKD), as its functional currency. Assets and liabilities are translated at the unified exchange rate as quoted by the Federal Reserve at the end of the period. The statements of income and cash flows are translated at the average translation rates during the reporting periods and the equity accounts are translated at historical rates. Translation adjustments resulting from this process are included in accumulated other comprehensive income (loss). Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred.

Translation adjustments are included in accumulated other comprehensive income. The balance sheet amounts, with the exception of shareholder’s equity at December 31, 2024 and December 31, 2023 were translated at RMB 7.19 and RMB 7.08 to one U.S. dollar (USD), respectively. The average translation rates applied to the consolidated statements of income and cash flows for years ended December 31, 2024, 2023 and 2022 were RMB 7.12, RMB 7.05 and RMB 6.73 to one USD. The balance sheet amounts, with the exception of shareholder’s equity at December 31, 2024 and 2023 were translated at HKD 7.77 and HKD 7.81 to one USD, respectively. The average translation rates applied to the consolidated statements of income and cash flows for years ended December 31, 2024, 2023 and 2022 were HKD 7.80, HKD 7.83 and HKD 7.83 to one USD, respectively. The shareholder’s equity accounts were translated at their historical rates. Amounts reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the consolidated balance sheets.

Fair value measurement

The accounting standards regarding fair value of financial instruments and related fair value measurements defines financial instruments and requires disclosure of the fair value of financial instruments held by the Company.

The accounting standards define fair value, establish a three-level valuation hierarchy for disclosures of fair value measurements and enhance disclosure requirements for fair value measures. The three levels are defined as follows:

●	Level 1 inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

●	Level 2 inputs to the valuation methodology include quoted prices, other than those included in Level 1, for similar assets and liabilities in active markets, and inputs that are observable for the assets or liability, either directly or indirectly, for substantially the full term of the financial instruments.

●	Level 3 inputs to the valuation methodology are unobservable and significant to the fair value.

The carrying amounts included in current assets and current liabilities in the consolidated balance sheets approximate their fair values because of the short-term nature of such instruments.

Fair value disclosure:

		December 31, 2024 Fair Value
	Cost	Level 1	Level 2	Level 3
Short-term investment (including restricted)	$16,089,248	$-	$16,089,248	$-

		December 31, 2023 Fair Value
	Cost	Level 1	Level 2	Level 3
Short-term investment (including restricted)	$4,988,772	$-	$4,988,772	$-

The Company values its short-term investment using alternative pricing sources and market observable inputs, and accordingly the Company classifies the valuation techniques that use these inputs as Level 2. This investment has original maturities of less than 1 year and the carrying value approximates its fair value.

Cash and cash equivalents

Cash and equivalents consist of cash in bank and money market funds with maturity of less than three months which are unrestricted as to immediate withdrawal and use.

Restricted cash and cash equivalents

On July 1, 2022, Mr. Huajun Gao and Mr. Aiming Kong, each a shareholder of Oriental Culture Holding LTD (the “Company”), were detained by Nan County Public Safety Bureau of Yiyang City, Hunan Province, China. On July 26, 2022, Nan County People’s Procuratorate approved the arrest of Mr. Gao and Mr. Kong with a charge of illegal business operation of Nanjing Jinwang, a company controlled by Mr. Gao and Mr. Kong. On July 1, 2022, Nan County Public Safety Bureau froze certain bank accounts of Kashi Longrui, Kashi Dongfang, and Nanjing Yanyu, all subsidiaries of Jiangsu Yanggu Culture Development Co., Ltd., the VIE of the Company in China because they, each had business relationship with Nanjing Jinwang. The total restricted cash and equivalents was $6,475,274 and $14,740,676 as of December 31, 2024 and 2023, respectively.

Short-term investments

The short-term investment is an investment in a bank-issued wealth management product with underlying investments in cash, bonds and equity funds. The investment products are issued by banks in the PRC. The investments have a maturity of less than 1 year and their carrying value approximates their fair value. The gain from sale of these investments, which is recognized in the statements of income and comprehensive income, was $109,964, $89,474 and $156,066, for the years ended December 31, 2024, 2023 and 2022, respectively. Short term investment in bank issued products amounted to $5,294,952 and $3,247,349 as of December 31, 2024 and 2023, respectively. Due to the issue mentioned in Restricted cash, all short-term investments issued by Ping An Bank, which amounted to $10,794,296 and $1,741,423 as of December 31, 2024 and 2023, respectively, were restricted.

Short term investment also includes investment of $5,256,000 entrusted with third party investment advisor to assist the Company to invest in wealth management products in the PRC. The Company entered into agreement with a third party advisors in May and June 2024 with a guarantee return of 7.5% to 8.5%.   The Company subsequently cancelled the investment agreement in 2025. $5,256,000 was returned to the Company as the date of the report. The Company has no gain or loss as the contract was terminated by the Company.

Allowance for credit losses

Accounts receivable is amounts due from the Company’s customers, mainly from the Company’s marketing revenue where the Company grant credits of 30-60 days.

Other receivables and other receivable related party are short term primarily include funds which are held on a trading platform trust account with Nanjing Jinwang Art Purchase E-commerce Co., Ltd., which is controlled or owned by Huajun Gao and/or Aimin Kong, each is a shareholder of the Company. The funds are not restricted and can be withdrawn and used after the Company completes the necessary administrative procedures. The Company normally makes withdrawals from this account monthly.

An allowance for credit losses may be established and recorded based on management’s assessment of potential losses based on the credit history and relationships with the customers. Management also periodically evaluates individual customer’s financial condition and record expected credit loss in the period in which loss is determined to be probable based on lifetime expected losses considering historical, current, and forecasted conditions.  Management reviews its receivables on a regular basis to determine if the allowance for credit losses is adequate and adjusts the allowance when necessary. Delinquent account balances are written-off against the allowance for credit losses after management has determined that the likelihood of collection is not probable.

Prepaid expenses

Prepaid expenses mainly include employee advances, such as travel advance, advance to purchase office supplies in the normal course of business and certain short-term deposits.

Inventory

Inventory is stated at the lower of cost or net realizable value. The Company’s inventory includes liquor for future sales. On an annual basis, inventory is reviewed for potential write-downs for estimated obsolescence or unmarketable inventory which equals the difference between the costs of inventory and the estimated net realizable value, the estimated selling prices in the ordinary course of business. As of December 31, 2024 and 2023, the Company had inventory of $1,231,335 and nil, respectively.

Property and equipment

Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation and amortization are computed using the straight-line method over the estimated useful lives of the assets with no residual value. The estimated useful lives are as follows:

Useful Life
Office equipment and furnishings	1 - 5 years
Electronic equipment	2 - 5 years
Server room equipment	5 years
Vehicles	5 years
Office building	35 years
Office building improvement	15 years
Leasehold improvements	lesser of lease term or expected useful life

The cost and related accumulated depreciation and amortization of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the consolidated statements of income and other comprehensive income. Expenditures for maintenance and repairs are expensed as incurred, while additions, renewals and betterments, which are expected to extend the useful life of an asset, are capitalized. The Company also re-evaluates the periods of depreciation and amortization to determine whether subsequent events and circumstances warrant revised estimates of useful lives.

Construction-in-progress represents material, contractor and labor costs, design fees and inspection fees in connection with the construction of the Company’s office building in Jiangsu, China. See Note 7 for details.

Intangible assets, net

Intangible assets, net, are stated at cost, less accumulated amortization. Amortization expense is recognized on the straight-line basis over the estimated useful lives of the assets as follows:

Classification	Estimated Useful Life
Artwork and collectible trading platform	5 years
Software	5 years

Impairment for long-lived assets

Long-lived assets, including property and equipment with finite lives are reviewed for impairment whenever events or changes in circumstances (such as a significant adverse change to market conditions that will impact the future use of the assets) indicate that the carrying value of an asset may not be recoverable. The Company assesses the recoverability of the asset based on the undiscounted future cash flows the asset is expected to generate and recognize an impairment loss when estimated discounted future cash flows expected to result from the use of the asset plus net proceeds expected from disposition of the asset, if any, are less than the carrying value of the asset. If an impairment is identified, the Company reduces the carrying amount of the asset to its estimated fair value based on a discounted cash flow approach or, when available and appropriate, to comparable market values. For the years ended December 31, 2024, 2023 and 2022, the Company recorded $356,676, nil, and nil of impairment loss on intangible assets.

Cost method investments

Entities in which the Company has the ability to exercise significant influence, but does not have a controlling interest, are accounted for using the equity method. Significant influence is generally considered to exist when the Company has voting shares of 20% to 50%, and other factors, such as representation on the board of directors, voting rights and the impact of commercial arrangements, are considered in determining whether the equity method of accounting is appropriate. Under this method of accounting, the Company records its proportionate share of the net earnings or losses of equity method investees and a corresponding increase or decrease to the investment balances. Dividends received from the equity method investments are recorded as reductions in the cost of such investments. The Company generally considers an ownership interest of 20% or higher to represent significant influence. The Company accounts for the investments in entities over which it has neither control nor significant influence, and no readily determinable fair value is available, using the investment cost minus any impairment, if necessary. The Company’s investment of 18% ownership of Zhongcang Warehouse Co., Ltd. was $486,179 and $493,435 as of December 31, 2024 and 2023, respectively, and is accounted for using the cost method.

In March 2022, the Company’s VIE Jiangsu Yanggu entered into an equity subscription agreement to purchase  11.875% equity interest of Beijing Jiu Yu Ling Jing Technology Co., Ltd. (“JYLJ”), a company incorporated in the PRC, which primarily engages in wine and alcohol product merchants and customers, as well as product launch, brand showcase, marketing and promotion and it is currently in the process of developing a “Wine and Spirits” metaverse, and the amount raised through increase of share capital are mainly used for this development. JYLJ’s total registered capital is RMB 60 million (approximately USD 9.2 million). Jiangsu Yanggu’s subscription amount is RMB 6 million and RMB 3 million was paid in March 2022. The remaining RMB 3 million is to be paid upon further resolution from the board of JYLJ. As of December 31, 2024 and 2023, the Company’s investment in YLJ was $417,339 and $423,567, respectively, and is accounted for using the cost method.

The Company’s cost method investments are as summarized below as of years ended:

	December 31, 2024	December 31, 2023
Zhongcang Warehouse Co., Ltd.	$486,179	$493,435
Beijing Jiu Yu Ling Jing Technology Co., Ltd.	417,339	423,567
Total cost method investments	$903,518	$917,002

Investments are evaluated for impairment when facts or circumstances indicate that the fair value of the long-term investment is less than its carrying value. An impairment loss is recognized when a decline in fair value is determined to be other-than-temporary. The Company reviews several factors to determine whether a loss is other-than-temporary. These factors include, but are not limited to, the: (i) nature of the investment; (ii) cause and duration of the impairment; (iii) extent to which fair value is less than cost; (iv) financial condition and near term prospects of the investment; and (v) ability to hold the security for a period of time sufficient to allow for any anticipated in fair value. No events have occurred that indicated a decline in fair value that is other-than-temporary for the years ended December 31, 2024 and 2023.

Revenue recognition

The Company follows FASB ASC 606, Revenue from Contracts with Customers, for recognizing its revenue. The core principle underlying the revenue recognition standard is that the Company will recognize revenue to represent the transfer of services to customers in an amount that reflects the consideration to which the Company expects to be entitled in such exchange. This requires the Company to identify contractual performance obligations and determine whether revenue should be recognized when control of services transfers to a customer. Under the guidance of ASC 606, the Company is required to (a) identify the contract(s) with a customer, (b) identify the performance obligations in the contract, (c) determine the transaction price, (d) allocate the transaction price to the performance obligations in the contract and (e) recognize revenue when (or as) the Company satisfies its performance obligation. Revenues are recorded, net of sales related taxes and surcharges.

The Company continues to derive its revenues from service contracts with its customers with revenues being recognized upon performance of services. Persuasive evidence of an arrangement is demonstrated via service contracts and invoices; and the consideration to the customer is fixed upon acceptance of the sales contract. At times, the Company offers incentives and rebates to its customers directly and the Company accounts for these incentives payable to customers as a reduction of the contract price.

The Company’s revenues are recognized when all performance obligations are satisfied. The Company’s commission expenses to its sales agents are expensed when incurred.

The Company is an online provider of collectibles and artwork e-commerce services, which allows artists and art dealers and owners to access the art trading market with a wider range of artwork investors through the Company’s platforms. The Company currently facilitates trading by individual and institutional customers of artwork, collectibles and commodities on the Company’s online platforms. In addition to collectibles and artwork, the Company has also expanded its platform to trade commodities principally teas.

The Company generates revenue from its services in connection with the trading of artwork and commodities on its platforms, primarily consisting of listing service fees, transaction fees, marketing services fees and other revenues collected from traders (the Company’s customers).

The Company has cooperative agreements with third parties who are experts and possess new ideas and resources for collectibles/commodities business to co-develop certain niche markets (such as vintage coins and teas) to be traded on the Company’s online platforms. These parties are required to place a security deposit with the Company until termination of the cooperative agreements and deposit amounts will need to increase as the trading volume increases. Revenue generated from these niche markets will be shared between the Company and these parties based on pre-agreed rates and trading volume. The Company accounts for the portion of revenue that needs to be reimbursed to the third parties as a reduction of total contract revenue to be received from customers. Approximately nil, nil, and nil has been recorded as a reduction of revenue and payables to these parties for the years ended December 31, 2024, 2023 and 2022, respectively.

Listing service fees

One-time nonrefundable listing service fees are collected from owners and traders for listing their products on the platform. The Company’s only performance obligation is to provide the listing on the Company’s platform over the period requested. The Company recognizes the related revenue upon the completion of its performance obligations. The fees are determined by contracts with the customers as a fixed percentage of the listing price.

Transaction fee revenue

Transaction fee revenue is generally calculated based on the transaction value of collectibles, artwork and commodities per transaction. Transaction value is the dollar amount of the purchase or sale of the collectibles, artwork and commodities after they are listed on the Company’s platforms. The Company’s performance obligation is to facilitate the trading transactions. Transaction fee revenue is recognized and collected at the point-in-time when the transaction is completed. Transaction fee revenue also includes predetermined monthly transaction fees for select traders with large transactions and are negotiated on a case-by-case basis. Predetermined transaction fees are recognized and earned over the specified service period.

In 2018, the Company started a customer reward points program, pursuant to which reward points were issued for opening a new account or referring customers to open accounts with us during our promotion period. In that regard, customers are required to redeem certain reward points for new listings along with the regular listing services fees. If a customer does not have any reward points, he/she can purchase them from other customers on our platform. The Company does not record revenue when customers redeem any points as it is considered as a prerequisite for a new listing in addition to the regular services fees. The points are traded by and among our customers on the platform and the Company charges a transaction fee from such points trading. The Company assessed if a material right existed when the Company initially issued the reward points and if the points represent a separate performance obligation. In general, the points were given to customers based on existing accounts or promotions without the customers having to acquire services from the Company, therefore there was no material right and no separate performance obligation exists. There is no liability for unredeemed awards. Transaction fee revenue from the trading of reward points amounted to approximately $61, $1,800, and $1.1 million for the years ended December 31, 2024, 2023 and 2022, respectively.

The Company considers itself as provider of the services as it has control of the specified services at any time before it is transferred to the customers which is evidenced by (1) the Company is primarily responsible to its customers for services offered where the Company owns the trading platform and the Company has customer services team to directly service the customers; and (2) having latitude in establish pricing. Therefore, the Company acts as the principal of these arrangements and reports revenue earned and costs incurred related to transaction fees on a gross basis.

Predetermined transaction fees received in advance of the specified service period are recorded as deferred revenue.

Marketing service fees

Marketing service fees are usually collected after the Company completes its services and includes the following type of services:

(1)	For certain marketing service agreements, the Company promises to assist its customer in connection with his/her listing and trading of his/her collectible/artwork or commodities on the Company’s platforms, which mainly includes consultation and supporting services of the marketability for the collectible/artwork; assessing its market value and market acceptance for the collectible/artwork or commodities; and assisting in the application and legal protection required for the customer’s collectible/artwork or commodities to be approved for listing on the Company’s platforms. For marketing service contracts in which the related performance obligations can be completed within a short period of time, the Company recognizes the related revenue upon the completion of its performance obligations.

(2)	Marketing service agreements also includes providing promotional services for customers’ items as where to place ads on well-known cultural and art exchange websites in China, to provide online and offline marketing services including cooperation with auction houses and participate in industry-related exhibitions and fairs.

The marketing service fees are charged based on the type of listing session that the customer applies for and whether the customer has listed and sold collectibles on other platforms before, and they are not tied to the type or value of the underlying collectible/artwork. Marketing service contracts and fees are recognized upon the completion of the performance obligation.

Other revenues

Other revenues (including related parties of $54,633, $144,609, and $166,325 for the years ended December 31, 2024, 2023 and 2022, respectively) primarily includes service fees for IT technical support to customers and other revenues from agency recommendation fees. IT technical support fees are negotiated on a case-by-case basis and are recognized when the related services have been performed based on the specific terms of the contract. Agency recommendation fees are mainly training and consulting services provided to certain traders/agents for them to be qualified. Upon completion of the training and consultation, these qualified traders/agents may introduce the Company’s platform and services to potential customers to list their collectibles and artwork with the Company for a fee or promote their own products on the Company’s platforms. The Company’s performance obligation is completed and revenue is recognized upon completion of training and consultation services.

The Company disaggregated its revenue into the following four categories:

	Years Ended December 31,
	2024	2023	2022

Listing service fees	$103,807	$457,176	$1,244,251
Transaction fees	296,379	806,794	13,643,958
Marketing service fees	156,995	166,444	2,749,224
Other revenues*	65,509	149,644	175,706
Total	$622,690	$1,580,058	$17,813,139

*	Including $54,633, $144,609, and $166,325 for the years ended December 31, 2024, 2023 and 2022, respectively, from related parties.

Deferred revenue

Payments received from customers before all the relevant criteria for revenue recognition are recorded as deferred revenue.

	December 31, 2024	December 31, 2023

Beginning balance	$181,930	$449,037
Customer advances	558,603	1,302,736
Recognized as revenues	(650,332)	(1,363,629)
Refunds	-	(194,841)
Effect of exchange rates	(11,774)	(11,373)
Ending balance	$78,427	$181,930

Cost of revenues

Cost of revenues consist of compensation including social welfare and benefits for the Company’s IT, risk management and customer services team, appraisal fees, online cloud service fees, storage fees paid to related party, and depreciation and amortization of hardware and software for the Company’s trading platforms.

Selling and marketing expenses:

Selling and marketing expenses includes salary and benefits for our employees in the sales and marketing department and marketing and advertising expenses. Selling expenses also include incentive payments to third parties that refer new traders to utilize the Company’s e-commerce trading platforms.

Website advertising expenses which are included in selling and marketing expenses to related party were nil, nil, and $43,590 for the years ended December 31, 2024, 2023 and 2022, respectively.

Stock compensation

 The measurement and recognition of compensation expense for all stock-based payment awards made to officers and employees of the Company and subsidiaries of its operating variable interest entity, is based on the market value of the Company’s common stock on the date of grant.

Warrants

The Company accounts for warrants as either equity-classified or liability-classified instruments based on an assessment of the warrant’s specific terms and applicable authoritative guidance in FASB ASC 480, Distinguishing Liabilities from Equity (“ASC 480”) and ASC 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the warrants are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the warrants meet all of the requirements for equity classification under ASC 815, including whether the warrants are indexed to the Company’s own ordinary shares and whether the warrant holders could potentially require “net cash settlement” in circumstances outside of the Company’s control, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time of warrant issuance and as of each subsequent quarterly period end date while the warrants are outstanding.

For issued or modified warrants that meet all of the criteria for equity classification, the warrants are required to be recorded as a component of additional paid-in capital at the time of issuance. For issued or modified warrants that do not meet all the criteria for equity classification, the warrants are required to be recorded at their initial fair value on the date of issuance, and each balance sheet date thereafter. Changes in the estimated fair value of the warrants are recognized as a non-cash gain or loss on the statements of operations.

Value added taxes (“VAT”)

Revenue is the invoiced value of services, net of VAT. The VAT is based on the gross sales price and VAT rates range up to 6%, depending on the type of services provided. Entities that are VAT general taxpayers are allowed to offset qualified input VAT paid to suppliers against their output VAT liabilities. The net VAT balance between input VAT and output VAT is recorded in taxes payable or other receivables and prepaid expenses. All VAT returns filed by the Company’s subsidy, VIE and its subsidiaries in China, have been and remain subject to examination by the tax authorities for five years from the date of filing.

Income taxes

The Company accounts for income taxes in accordance with FASB ASC Topic 740, “Income Taxes.” Under the asset and liability method as required by this accounting standard, deferred income tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the income tax basis and financial reporting basis of assets and liabilities. Provision for income taxes consists of taxes currently due plus deferred taxes.

The charge for taxation is based on the results for the fiscal year as adjusted for items, which are non-assessable or disallowed. It is calculated using tax rates that have been enacted or substantively enacted by the balance sheet date.

Deferred taxes are accounted for using the asset and liability method in respect of temporary differences arising from differences between the carrying amount of assets and liabilities in the consolidated financial statements and the corresponding tax basis used in the computation of assessable tax. Deferred tax liabilities are recognized for all future taxable temporary differences. Deferred tax assets are recognized to the extent that it is probable that taxable income will be available against which deductible temporary differences can be utilized. Deferred tax is calculated using tax rates that are expected to apply to the period when the asset is realized or the liability is settled.

Deferred taxes are charged or credited in the income statement, except when it is related to items credited or charged directly to equity. Net deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the net deferred tax assets will not be realized. Current income taxes are provided for in accordance with the laws of the relevant taxing authorities.

An uncertain tax position is recognized as a benefit only if it is “more likely than not” that the tax position would be sustained in a tax examination, with a tax examination being presumed to occur. The amount recognized is the largest amount of tax benefit that has a greater than 50% likelihood of being realized on examination. For tax positions not meeting the “more likely than not” test, no tax benefit is recorded. Penalties and interest incurred related to underpayment of income taxes are classified as income tax expense in the period incurred. PRC tax returns filed in 2023 are subject to examination by the applicable tax authorities. Tax returns filed in Hong Kong from 2020 to 2023 are subject to examination.

Leases

The Company adopted FASB ASU 2016-02, “Leases” (Topic 842) for the year ended December 31, 2021, and elected the practical expedients that does not require us to reassess: (1) whether any expired or existing contracts are, or contain, leases, (2) lease classification for any expired or existing leases and (3) initial direct costs for any expired or existing leases. For lease terms of twelve months or less, a lessee is permitted to make an accounting policy election not to recognize lease assets and liabilities. The Company also adopted the practical expedient that allows lessees to treat the lease and non-lease components of a lease as a single lease component. Upon adoption, the Company recognized $34,608 of a right of use (“ROU”) assets and same amount of lease liabilities based on the present value of the future minimum rental payments of leases, using an incremental borrowing rate of 4.75% based on the duration of lease terms.

Operating lease ROU assets and lease liabilities are recognized at the adoption date or the commencement date, whichever is earlier, based on the present value of lease payments over the lease term. Since the implicit rate for the Company’s leases is not readily determinable, the Company used its incremental borrowing rate based on the information available at the commencement date in determining the present value of lease payments. The incremental borrowing rate is the rate of interest that the Company would have to pay to borrow, on a collateralized basis, an amount equal to the lease payments, in a similar economic environment and over a similar term.

Lease terms used to calculate the present value of lease payments generally do not include any options to extend, renew, or terminate the lease, as the Company does not have reasonable certainty at lease inception that these options will be exercised. The Company generally considers the economic life of its operating lease ROU assets to be comparable to the useful life of similar owned assets. The Company has elected the short-term lease exception, therefore operating lease ROU assets and liabilities do not include leases with a lease term of twelve months or less. Its leases generally do not provide a residual guarantee. The operating lease ROU asset also excludes lease incentives. Lease expense is recognized on a straight-line basis over the lease term.

The Company reviews for impairment of its ROU assets consistent with the approach applied for its other long-lived assets. The Company reviews the recoverability of its long-lived assets when events or changes in circumstances occur that indicate that the carrying value of the asset may not be recoverable. The assessment of possible impairment is based on its ability to recover the carrying value of the asset from the expected undiscounted future pre-tax cash flows of the related operations. The Company has elected to include the carrying amount of operating lease liabilities in any tested asset group and include the associated operating lease payments in the undiscounted future pre-tax cash flows.

Commitments and Contingencies

In the normal course of business, the Company is subject to contingencies, including legal proceedings and claims arising out of the business that relate to a wide range of matters, such as government investigations and tax matters. The Company recognizes a liability for such contingency if it determines it is probable that a loss has occurred and a reasonable estimate of the loss can be made. The Company may consider many factors in making these assessments including historical factors and the specific facts and circumstances of each matter.

Earnings per share (“EPS”)

Basic EPS are computed by dividing income available to shareholders of the Company by the weighted average ordinary shares outstanding during the period. Diluted EPS takes into account the potential dilution that could occur if securities or other contracts to issue ordinary shares (outstanding warrants) were exercised and converted into ordinary shares. For the years ended December 31, 2024, 2023 and 2022, there were 14,000,000, 0, and 0 outstanding exercisable warrants, which were excluded from diluted net loss per share calculation, as the effect of their inclusion would be anti-dilutive.

Statutory Reserves

Pursuant to the laws applicable to the PRC, PRC entities must make appropriations from after-tax profits to the non-distributable statutory surplus reserve fund. Subject to certain cumulative limits, the statutory surplus reserve fund requires annual appropriations of 10% of after-tax profit until the aggregated appropriations reach 50% of the registered capital (as determined under accounting principles generally accepted in the PRC (“PRC GAAP”) at each year-end. If the Company has accumulated losses from prior periods, the Company is able to use the current period net income after tax to offset against the accumulated loss. For the year ended December 31, 2024, 2023 and 2022, the Company appropriated $1,269 from Nanjing Rongke, $28,280 from Yanyu and Nanjing Rongke and $12,410, from Yanyu, respectively to the statutory reserve fund. The Company has met the required maximum contributions to the statutory reserves for both of its operating entities in China, Kashi Dongfang and Kashi Longrui.

Employee benefits

Full-time employees of the Company are entitled to staff welfare benefits including medical care, housing funds, pension benefits, unemployment insurance and other welfare benefits, which are government mandated defined contribution plans. The Company is required to accrue for these benefits based on certain percentages of the employees’ respective salaries, subject to certain ceilings, in accordance with the relevant PRC regulations, and make cash contributions to the state-sponsored plans. The expenses for the plans were $82,063, $125,077, and $124,856 for the years ended December 31, 2024, 2023 and 2022, respectively.

Segments

FASB ASC 280, Segment Reporting, establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organizational structure as well as information about geographical areas, business segments and major customers in financial statements for details on the Company’s business segments.

The Company uses the management approach to determine reportable operating segments. The management approach considers the internal organization and reporting used by the Company’s chief operating decision maker (“CODM”) for making decisions, allocating resources and assessing performance. The key measure of segment profitability that the CODM uses to allocate resources and assess performance is consolidated net (loss) income, as reported on the consolidated statements of operations. The Company’s CODM has been identified as the Chief Executive Officer of the Company, who reviews consolidated results when making decisions about allocating resources and assessing performance of the Company.

Based on management’s assessment, the Company determined that it has only one operating segment and therefore one reportable segment as defined by ASC 280, which is facilitating e-commerce of artwork/collectables trading. All of the Company’s net revenues were generated in the PRC and Hong Kong.

The following table presents the significant revenue and expense categories of the Company’s single operating segment:

	For the year ended
	December 31,	December 31,	December 31,
	2024	2023	2022
Total revenues	$622,690	$1,580,058	$17,813,139
Less cost of revenues	182,181	405,628	996,459
Less significant segment expenses:
Selling and marketing:
Employee expenses	146,601	185,483	214,506
Commission expenses	30,328	225,846	6,900,037
Other selling and marketing expenses	30,913	206,782	553,705
Selling and marketing - related party	-	-	43,590
General and administrative:
Employee expenses	560,611	707,216	691,180
Stock compensation expense	573,000	92,963	464,814
Depreciation and amortization expense	488,130	610,369	654,709
Professional expenses	1,090,632	2,725,164	2,282,134
Research and development expenses	107,727	-	-
Other general and administrative	505,374	521,726	2,183,824
General and administrative - related parties	104,391	234,289	238,830
Other segment items:
Gain from short-term investment	(109,964)	(89,474)	(156,066)
Interest income	(763,190)	(372,199)	(226,158)
Impairment loss on intangible assets	356,676	-	-
Other income, net	(247,277)	(290,088)	(268,923)
Income tax expenses	93	14,833	4,812
Segment net loss	$(2,433,536)	$(3,598,480)	$3,235,686

Recently issued accounting pronouncements

In December 2023, the FASB issued Accounting Standards Update No. 2023-09, “Income Taxes (Topic 740): Improvements to Income Tax Disclosures” (“ASU 2023-09”), which modifies the rules on income tax disclosures to require entities to disclose (1) specific categories in the rate reconciliation, (2) the income or loss from continuing operations before income tax expense or benefit (separated between domestic and foreign) and (3) income tax expense or benefit from continuing operations (separated by federal, state and foreign). ASU 2023-09 also requires entities to disclose their income tax payments to international, federal, state and local jurisdictions, among other changes. The guidance is effective for annual periods beginning after December 15, 2024. Early adoption is permitted for annual financial statements that have not yet been issued or made available for issuance. ASU 2023-09 should be applied on a prospective basis, but retrospective application is permitted. The Company is currently evaluating the potential impact of adopting this new guidance on its consolidated financial statements and related disclosures.

Except as mentioned above, the Company does not believe other recently issued but not yet effective accounting standards, if currently adopted, would have a material effect on the Company’s consolidated balance sheets, statements of income and comprehensive income and statements of cash flows.

Recently adopted accounting pronouncements

In November 2023, the Financial Accounting Standards Board (FASB) issued a new Accounting Standards Update (ASU) to improve disclosures related to reportable segments. The amendments in ASU 2023-07 “Segment Reporting—Improvements to Reportable Segment Disclosures” are effective for fiscal years beginning after December 15, 2023, and for interim periods in fiscal years beginning after December 15, 2024. The new guidance applies to all public entities that are following Topic 280 Segment Reporting requirements already, and these entities must apply the new requirements retrospectively to all periods presented in their financial statements. The Company adopted this ASU for its consolidated financial statements for its fiscal year of December 31, 2024.